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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 31, 2009
REGENT COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-29079	31-1492857

(Commission File Number)	(IRS Employer Identification No.)

2000 Fifth Third Center, 511 Walnut Street, Cincinnati, Ohio	45202

(Address of Principal Executive Offices)	(Zip Code)
(513) 651-1190

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Section 5 Corporate Governance and Management
Item 5.02(e) Compensatory Arrangements of Certain Officers.
     Employment agreements dated December 28, 2007 for each of Mr. William L. Stakelin, President and Chief Executive Officer of Regent Communications, Inc. (the “Company”) and Mr. Anthony A. Vasconcellos, Executive Vice President and Chief Financial Officer of the Company, expired effective December 31, 2009. Accordingly, on December 31, 2009 the Company entered into new employment agreements with each of Messrs. Stakelin and Vasconcellos, attached hereto as Exhibits 10.1 and 10.2, respectively, to retain their services with the Company.
Section 9 Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit	Description

10.1	Employment Agreement dated as of December 31, 2009 by and between Regent Communications, Inc. and William L. Stakelin
10.2	Employment Agreement dated as of December 31, 2009 by and between Regent Communications, Inc. and Anthony A. Vasconcellos
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Regent Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2010	REGENT COMMUNICATIONS, INC.
	By:	/s/ ANTHONY A. VASCONCELLOS
Anthony A. Vasconcellos, Executive Vice President and Chief Financial Officer

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